UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 1, 2020

Two Rivers Water & Farming Company

(Exact name of registrant as specified in its charter)

Commission File No.: 000-51139

Colorado	13-4228144
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

129 E B Street, Pueblo Colorado	81003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 222-1000

3025 S. Parker Road, Suite 140, Aurora, Colorado 80014

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of interim Chief Financial Officer

Effective July 1, 2020, Ms. Heather Kearns, age 42, was appointed to serve as the interim Chief Financial Officer of the registrant. Since 2018, Ms. Kearns has worked with Two Rivers Water & Farming Company assisting with preparation of filings.

Ms. Heather Kearns has over 20 years of experience in accounting and financial reporting with private and public companies of various sizes. She is a Certified Public Accountant in the state of Colorado, and has almost 10 years as a firm owner, offering accounting and consulting services. Ms. Kearns’s background includes managing and oversight for financial statements and disclosures, filing S-1 registration and other SEC filings, preparation of financial reports including 10-Q’s, 10-K’s, and 8-K’s, and coordinating annual audits and quarterly reviews. She will provide oversight of the finance and accounting team, coordinate with Compliance, and work with the Company’s tax consultants to prepare all tax documentation and returns. Ms. Kearns provides the assistance to strengthen the Company’s processes and procedures, and also contributes to the development of a Company’s strategy and long-term planning. Ms. Kearns is a graduate of Auburn University in Auburn, Alabama, with a Bachelor of Science in Business Administration, and a Master of Business Administration from Auburn University in Montgomery, Alabama.

Ms. Kearns’ contract with Two Rivers Water & Farming Company commenced on July 1, 2020 and is through September 30, 2020, with option of renewal. Compensation consists of a combination of filing, flat rate and success fees.

Item 7.01	Regulation FD Disclosure.

Management provided an update to its stockholders on July 15, 2020. A copy of the update is included as Exhibit 20.1. This Form 8-K and the information included as exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
20.1	Letter to stockholders dated July 15, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Two Rivers Water & Farming Company

Dated: July 17, 2020

By:	/s/ Greg Harringon
Greg Harrington, CEO/CFO

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EXHIBIT INDEX

Exhibit No.	Description
20.1	Letter to stockholders dated July 15, 2020

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